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PATIENT SAFETY TECHNOLOGIES, INC.

LD MICRO

December 2013

Forward looking statements

The following information contains forward-looking statements. These forward-looking statements are based on Management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, some of which are outside Management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Patient Safety Technologies, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" discussed from time to time in the reports filed by the Company with the Securities and Exchange Commission, including the Form 10-K.

Non-GAAP measures

To supplement the Company's presentation of revenue and operating income and (loss) measured in accordance with GAAP, we use a non-GAAP measure of revenue, herein defined as Normalized Revenue, and a non-GAAP measure of operating income, herein defined as Adjusted Operating Income (in the event this amount is negative it is herein defined as Adjusted Operating Loss). Reconciliation of GAAP revenue to Normalized Revenue and operating income to Adjusted Operating Income or Loss are shown herein. How we define these non-GAAP measures herein may not be consistent with how we have defined this non-GAAP measure historically, including but not limited to including the impact from Forward Order revenue, or stocking order revenue (see the Company's Annual Report on Form 10-K for a discussion on the Forward Order).

Non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that the use of non-GAAP revenue and operating income provides meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes these non-GAAP measures, which excludes the effects of the Forward Order and the non-cash expenses of depreciation, amortization and stock based compensation (and occasionally along with certain events believed to be one time in nature) when viewed with GAAP results and the accompanying reconciliation, enhances the comparability of results against prior periods and allows for greater transparency of financial results. The Company believes these non-GAAP measures facilitate management's internal comparison of the Company's financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Investment highlights

- Large, untapped and accelerating category
- Leading retained sponge prevention solution with increasingly compelling benefits to adoption
- World class, rapidly expanding customer base
- Favorable trends driving market adoption and overall growth
- Attractive business model
- Strong, growing financial profile
- Scalable, operating room based technology platform

The growing focus on patient safety

- Surgical mistakes cost the health care system billions in avoidable costs annually and lead to significant, preventable patient morbidity
- Retained foreign objects account for an estimated 49.8% of all reported surgical Adverse Events[1]
- Surgical sponges representing the vast majority of retained foreign objects[2]
- Driven by a combination of factors, hospitals are increasingly seeking solutions to help enable them to prevent avoidable surgical errors in an effort to improve their patient outcomes, reduce their preventable costs and improve their measurable quality metrics

1. Mehtsun, et al. Surgical never events in the United States, J Surg 2012;10.005
2. Cima RR, Kollengode A, Garnatz J, et al. Incidence and characteristics of potential and actual retained foreign object events in surgical patients.


50% of all reported surgical Adverse Events in the U.S.
#1 reported Sentinel Event to the Joint Commission
59% of all reported surgical Never Events in the U.K.
4,000 Annual incidents in the U.S.
11 Everyday

Accelerating market adoption

- Driven by a combination of factors, hospitals increasingly adopting retained sponge prevention solutions
  - Strong, growing economic benefits of adoption
    - Payors increasingly using quality metrics as regulators of reimbursement revenues
    - Rising legal and costs and indemnity payouts
    - Proliferation of ACO's
    - Provider insurance companies increasingly incentivizing adoption

"So what we are trying to do through CRICO is just put it on the chief medical officer's plate and just say, 'Look, this just has to be done, and we will give you money to do it.'"

Atul Gawande, MD

Accelerating market adoption (cont'd)

- Increasing transparency of preventable medical errors raising awareness and demand for patient safety solutions
  - Mandatory reporting (federal and state), public availability of data


USA TODAY
A GANNETT COMPANY

COVER STORY

USA TODAY SPECIAL REPORT

Peter Eisler, USA TODAY

8:28a.m. EST March 8, 2013

WHAT SURGEONS LEAVE BEHIND

More than a dozen times a day, doctors sew up patients with sponges and other surgical objects mistakenly left inside, it is a deadly, yet easily avoidable, phenomenon

Sponges 67%

> *"Our board considers the Hospital Safety Score the most important patient safety initiative we have ever done, and we are full speed ahead on this."*
> **Leah Binder**
> **CEO of The Leapfrog Group**

Accelerating market adoption (cont’d)

- Hospital group consolidation intensifying
- Larger provider groups increasingly standardizing clinical practices and driving system-wide retained surgical sponge prevention initiatives
  - Larger opportunities, shortened sales cycle
  - Reduced trial and implementation expenses
  - Increased competitive barrier to entry

Accelerating market adoption (cont'd)

- October 17, 2013 – The Joint Commission issues Sentinel Event Alert on preventing retained foreign objects
- Recommends use of assistive technologies to supplement manual counts

"What's clear is that hospitals don't understand that their customers expect them to put their safety first. It's long past time for all of us to change that."

Leah Binder

CEO of The Leapfrog Group

The Nauseating Mistake Hospitals Make and the $10 Fix They Scrimp on

Huffington Post, 11/13/2013

The SurgiCount Safety-Sponge® System

200 million+ Safety-Sponges® successfully accounted for

10 million+ Successful procedures

330+ Customer hospitals

6 *U.S. News and World Report* Best Hospitals Honor Roll users

0 ZERO retained sponge…what we can help hospitals achieve


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Clinically proven to help eliminate retained surgical sponges

An introduction to the SurgiCount Safety-Sponge® System

SurgiCounter™ | Safety-Sponges® | SurgiCount360™


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- More accurate sponge counts
- Post-operative evidence based outcomes and complete documentation solution

Improved patient outcomes, net financial savings

<u>Manual Count</u>

Retained sponge incident every 8,000 procedures

$413,000 in legal costs and non-reimbursable care *per incident*

VS.

<u>SurgiCount</u>

ZERO incidents achievable through use of the Safety-Sponge® System

$52 every procedure



$10-12 per procedure


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Validated by the most extensive research ever performed on retained surgical sponges

The Joint Commission

Journal on Quality and Patient Safety

Improvement from Front Office to Front Line

February 2011
Volume 37 Number 2



Eliminating Retained Surgical Sponges

"After 18 months of continuous use of the data-matrix–coded sponge system throughout our surgical practice, in which some 1,862,373 sponges were counted, we had no retained-sponge events."
—Cima et al. (p. 55)

Features

Performance Improvement
- Using a Data-Matrix–Coded Sponge Counting System Across a Surgical Practice: Impact After 18 Months

Organizational Change and Learning
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 1
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 2

Adverse Events
- The Cost of Serious Fall-Related Injuries at Three Midwestern Hospitals

Health Professions Education
- Trainees' Perceptions of Patient Safety Practices: Recounting Failures of Supervision

Joint Commission Resources

- Multi-year, independent clinical research study on retained surgical sponges recently published in the February 2011 edition of *The Joint Commission Journal on Quality and Patient Safety*
- Key results from the study include:
  - Prior to implementation, a retained sponge occurred on average every 64 days
  - During the study 87,404 procedures were performed over 18 months using 1.9 million Safety-Sponges®, ***none*** were retained
  - Use of the solution caused no workflow disruption or increase in case duration
  - Staff satisfaction was acceptable with a high degree of trust in the system
  - The Safety-Sponge® System was found to be highly reliable and cost effective

Customer base since introduction



330
27
278
303
Installed
Under contract with pending scheduled implementation
99
69
32
16
9
4
2006
2007
2008
2009
2010
2011
2012
11/13/2013

World class customer base

- 330+ current community, government and teaching hospitals, including 6 US News and World Report 2013-14 Best Hospitals Honor Roll recipients

MAYO CLINIC
BRIGHAM AND WOMEN'S HOSPITAL
UCSF Medical Center
Mount Sinai
Cleveland Clinic
University of Michigan Health System
UCLA
JOHNS HOPKINS MEDICINE
THE JOHNS HOPKINS HOSPITAL
Salem Health
Marion General Hospital
OhioHealth
LOYOLA MEDICINE
We also treat the human spirit.
CHS Community Health Systems
Sinai Hospital
SILVER CROSS HOSPITAL
St. Peter's
Westlake Hospital
SANFORD HEALTH
UF&Shands
The University Of Florida Health System
Salinas Valley Memorial Healthcare System
The Medical Center
Adventist Health Feather River Hospital
Franciscan ST. MARGARET HEALTH
Franciscan PHYSICIANS HOSPITAL
Franciscan ST. ANTHONY HEALTH
Crown Point
HACKENSACK UNIVERSITY MEDICAL CENTER
VA GREATER LOS ANGELES HEALTHCARE SYSTEM
KALISPELL REGIONAL MEDICAL CENTER
METHODIST HOSPITAL
University Hospitals
Gillette Children's Specialty Healthcare
VA Wilmington
Franciscan Skemp
Mayo Health System
Ochsner Health System
Sutter Health
With You. For Life.
INTEGRIS Health
Jackson MEMORIAL HOSPITAL
Mount Sinai Queens

The market leading retained sponge prevention solution

- More total users than all competing solutions, combined
- More Honor Roll users than all competitors, combined
- The fastest growing RSS solution
- Most evidence of clinical efficacy
- Only solution supported by independent clinical research
- Most IDN wide implementations
- Largest IDN customer

Business model overview

- Outsourced manufacturing and partnered distribution strategy
- Significant operating leverage with limited required investment
- Top tier supply chain partners allow for considerable manufacturing and distribution scale and capabilities

A PLUS INTERNATIONAL INC.

- Leading manufacturer of disposable medical and surgical supplies (estimated 35%+ market share)
- China based facilities, headquartered in Chino, CA

CardinalHealth

- Full coverage of entire U.S.
- Logistics, distribution, supply chain and sales / marketing support
- "Preferred RFO solution"
- Cardinal Health 2012 Category Partner of the Year

Reported revenues since introduction


$ in millions
$0.1
$1.1
$2.8
$4.5
$5.9
$8.4
$17.6
$20.0
$22.0
2006
2007
2008
2009
2010
2011
2012
LTM Q3 2013
Est. Run Rate

FY2010 and FYI 2011 excludes revenues recognized from the Cardinal Health Forward Order.

Historical financial summary

($ in 000's)	Q1 12'	Q2 12'	Q3 12'	Q4 12'	FYE 2012	Q1 13'	Q2 13'	Q3 13'
Installed base	150	215	265	278	278	282	294	303
Total Revenue	$3,102	$4,403	$4,972	$5,111	$17,589	$4,758	$4,956	$5,205
Cost of revenues	$1,866	$2,548	$2,704	$2,920	$10,038	$2,919	$2,837	$2,979
Gross profit	$1,237	$1,855	$2,268	$2,191	$7,551	$1,839	$2,118	$2,226
GAAP gross margin	*40%*	*42%*	*46%*	*43%*	*43%*	*39%*	*43%*	*43%*
Cash gross margin	*48%*	*51%*	*55%*	*53%*	*52%*	*50%*	*53%*	*53%*
Total operating expenses	$2,539	$2,379	$2,418	$2,234	$9,569	$2,452	$2,471	$2,762
GAAP operating income (expense)	($1,302)	($524)	($150)	($42)	($2,018)	($613)	($352)	($535)
Total non-cash expenses	$567	$701	$810	$823	$2,901	$827	$862	$885
Adjusted operating income (expense)	($735)	$177	$660	$781	$883	$214	$509	$349

A scalable technology, hardware and software platform

Leveraging the market leading retained sponge prevention solution…


SurgiCount
360
AB+

…into a cohesive, multi-application OR solution

Summary

- PST provides the market leading solution to a large, profitable and accelerating category
- Significant evidence supporting clinical efficacy and economic rationale
- World class existing customer base
- Numerous trends driving accelerating market penetration
- Significant recent growth in installed customer base and reported revenues
- Attractive business model with significant operating leverage
- Expanding product offering to drive continued penetration and additional revenue opportunities
- Well positioned for continued market penetration, continued growth